UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 27, 2001


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                 333-80805                  52-1779791
     --------------             ------------               --------------
(State or other jurisdiction    (Commission                (IRS Employer
    of incorporation)           File Number)              Identification No.)


   919 18th Street, N.W.                              20006
     Washington, D.C.                               (Zip Code)
--------------------------
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). The Registrant has recently retained Shearman & Sterling to deliver certain legal opinions regarding the Registrant's issuance of Guaranteed Agricultural Mortgage-Backed Securities. The Registrant is filing this Current Report on Form 8-K to substitute the opinion of Shearman & Sterling as to tax matters, attached hereto as Exhibit 8.1, for the Exhibit 8.1 filed by the Registrant on January 31, 2001. The attached Exhibit 8.1 also contains the consent of Shearman & Sterling to use and file the attached Exhibit 8.1 and to reference Shearman & Sterling in the prospectus related to the Registration Statement. In addition, the Registrant is filing, as Exhibit 23.4.1 attached hereto, the consent of Arthur Andersen LLP to the use of its report incorporated into the Registration Statement by reference.


Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

               8.1  Opinion of Shearman & Sterling as to tax matters

               23.2 Consent of Shearman & Sterling (included in Exhibit 8.1)

               23.4.1 Consent of Independent Public Accountants

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                      CORPORATION



                                    By: /s/  Jerome G. Oslick
                                       ---------------------------
                                        Name:   Jerome G. Oslick
                                        Title:   Vice President




Dated:      June 27, 2001

                                  EXHIBIT INDEX

Exhibit No.             Description                              Page No.
-----------             -----------                              --------

8.1                     Opinion as to tax matters                   5

23.4.1                  Consent of Independent Public Accountants   7

                                                                   Exhibit 8.1

                Opinion of Shearman & Sterling as to tax matters

                               SHEARMAN & STERLING
                          801 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2604


                                  June 27, 2001



Farmer Mac Mortgage Securities Corporation
919 18th Street, N.W.
Washington, D.C.  20006

      Re:   Farmer Mac Mortgage Securities Corporation
            Registration Statement on Form S-3

Ladies and Gentlemen:

     We are acting as counsel to Farmer Mac Mortgage Securities Corporation, a Delaware corporation (the "Depositor"), in connection with the proposed issuance of Guaranteed Agricultural Mortgage-Backed Securities (the "Securities") to be offered pursuant to a registration statement on Form S-3 (File No. 333-80805) (such registration statement, as amended, the "Registration Statement") relating to the Securities. The Registration Statement has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder. As set forth in the Registration Statement, the Securities will be issued from time to time in one or more series pursuant to the conditions of a trust agreement, as supplemented by an issue supplement thereto each time a series of Securities is issued (each, an "Issue Supplement").

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of the forms of trust agreement filed as Exhibit 4.3 and
Exhibit 4.4 to the Registration Statement and such other documents, records, certificates of the Depositor and public officials and other instruments as we have deemed necessary for the purposes of rendering this opinion. In arriving at the opinion expressed below, we have assumed that (i) a trust agreement substantially in the form of Exhibit 4.3 or Exhibit 4.4 to the Registration Statement and an Issue Supplement will be duly authorized by all necessary corporate action on the part of the Depositor, the trustee and any other party thereto for each series of Securities and will be duly executed and delivered by the Depositor, the trustee and any other party thereto, (ii) the Securities of each series will be duly executed and delivered substantially in the forms contemplated by the forms of trust agreement filed as Exhibit 4.3 and Exhibit
4.4 to the Registration Statement, and (iii) the Securities will be sold in the manner described in the Registration Statement.

     On the basis of the foregoing and subject to the limitations and qualifications set forth below, we are of the opinion that the description of federal income tax consequences appearing under the caption "Material Federal Income Tax Consequences" in the prospectus contained in the Registration Statement (the "Prospectus") accurately describes the material federal income tax consequences to holders of the Securities under existing law and subject to the qualifications and assumptions stated therein.

     The opinion herein is based upon our interpretations of current law, including court authority and existing final and temporary Internal Revenue Service regulations, which are subject to change both prospectively and retroactively, and upon the facts and assumptions discussed herein. This opinion letter is limited to the matters set forth herein, and no opinions are intended to be implied or may be inferred beyond those expressly stated herein. Our opinion is rendered as of the date hereof and we assume no obligation to update or supplement this opinion or any matter related to this opinion to reflect any change of fact, circumstances or law after the date hereof. In addition, our opinion is based on the assumption that the matter will be properly presented to the applicable court. We must note that our opinion represents merely our best legal judgment on the matters presented and that others may disagree with our conclusion. Our opinion is not binding on the Internal Revenue Service or a court and there can be no assurance that the Internal Revenue Service will not take a contrary position or that a court would agree with our opinion if litigated. In the event any one of the statements, representations or assumptions we have relied upon to issue this opinion is incorrect, our opinion might be adversely affected and may not be relied upon.

     We hereby consent to the use and filing of this opinion as Exhibit 8.1 to the Registration Statement and to the reference to our firm under the caption "Material Federal Income Tax Consequences" in the Prospectus. In giving such consent, we do not imply or admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the Commission thereunder.

                                           Sincerely,



                                          /s/ SHEARMAN & STERLING

                                                              Exhibit 23.4.1

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Registration Statement File No. 333-8085 of our report dated January 17, 2001, included in the Federal Agricultural Mortgage Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in the Registration Statement referred to above.





                             /s/ Arthur Andersen LLP

Vienna, Virginia
June 27, 2001